                  Morgan Stanley Variable Investment Series -
                              High Yield Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                    Amount of     % of        % of
                                       Offering        Total          Shares     Offering    Funds
  Security     Purchase/    Size of    Price of      Amount of      Purchased   Purchased     Total                   Purchased
 Purchased    Trade Date   Offering     Shares       Offering        By Fund     By Fund     Assets      Brokers        From
------------  ----------- ----------- ---------- ----------------- ----------- ----------- ---------- --------------    Israel      05/01/08   $99.831000      -      $1,000,000,000.00  230,000.00    0.02%       0.54%   Citi,          Lehman
  Electric                                                                                            JPMorgan,      Brothers
 Corp. Ltd                                                                                            Merrill Lynch
   Note                                                                                               & Co.,
 7.250% due                                                                                           Lehman
 1/15/2019                                                                                            Brothers,
                                                                                                      Morgan
                                                                                                      Stanley

  Newfield     05/05/08     $100.00       -      $600,000,000       35,000        0.00%       0.08%   JPMorgan,      JPMorgan
Exploration                                                                                           BMO Capital    Securities
 Co. Note                                                                                             Markets,
7.125% due                                                                                            RBS
5/15/2018                                                                                             Greenwich
                                                                                                      Capital,
                                                                                                      Banc of
                                                                                                      America
                                                                                                      Securities
                                                                                                      LLC, BBVA
                                                                                                      Securities,
                                                                                                      Fortis
                                                                                                      Securities
                                                                                                      LLC, Mizuho
                                                                                                      Securities
                                                                                                      USA Inc.,
                                                                                                      Wedbush
                                                                                                      Morgan
                                                                                                      Securities
                                                                                                      Inc.,
                                                                                                      CALYON,
                                                                                                      Morgan
                                                                                                      Stanley,
                                                                                                      Wells Fargo
                                                                                                      Securities,
                                                                                                      DnB NOR
                                                                                                      Markets

  Directv      05/07/08     $100.00       -      $1,500,000,000.00  300,000       0.02%       0.70%   Banc of        JPMorgan
  Holdings                                                                                            America        Securities
LLC/Directv                                                                                           Securities
   F Note                                                                                             LLC, Credit
 7.625% due                                                                                           Suisse,
 5/15/2016                                                                                            JPMorgan
                                                                                                      Securities,
                                                                                                      Morgan
                                                                                                      Stanley

    CSC        05/28/08     $100.00       -       $500,000,000.00   105,000       0.02%       0.25%   Banc of        Banc of
  Holdings                                                                                            America        America
 Inc. Note                                                                                            Securities
 8.500% due                                                                                           Ltd,
 6/15/2015                                                                                            Citigroup
                                                                                                      Glohal
                                                                                                      Markets
                                                                                                      Ltd,
                                                                                                      JPMorgan,
                                                                                                      MerrillLynch
                                                                                                      & Co.,
                                                                                                      Credit
                                                                                                      Suisse, GE
                                                                                                      Capital
                                                                                                      Markets
                                                                                                      Inc., BNP
                                                                                                      Paribas,
                                                                                                      Deutsche
                                                                                                      Bank
                                                                                                      Securities
                                                                                                      Inc. Fortis
                                                                                                      Securities,
                                                                                                      Goldman
                                                                                                      Sachs &
                                                                                                      Co.,
                                                                                                      Greenwich
                                                                                                      Capital
                                                                                                      Markets
                                                                                                      Inc.,
                                                                                                      Morgan
                                                                                                      Stanley,
                                                                                                      Piper
                                                                                                      Jaffray &
                                                                                                      Co., Scotia
                                                                                                      Capital
                                                                                                      Inc.,
                                                                                                      SunTrust
                                                                                                      Robinson
                                                                                                      Humphrey,
                                                                                                      Wedbush
                                                                                                      Morgan
                                                                                                      Securities
                                                                                                      Inc.